Exhibit 10.5

FIRST AMENDMENT TO THIRD LIEN SECURITY AGREEMENT
This FIRST AMENDMENT TO THIRD LIEN SECURITY AGREEMENT (this “AMENDMENT”) is dated as of October 31, 2016, and is entered into by and among TURTLE BEACH CORPORATION, a Nevada corporation (“TURTLE BEACH”), VTB HOLDINGS, INC., a Delaware corporation (“VTB HOLDINGS”), VOYETRA TURTLE BEACH, INC., a Delaware corporation (“VTB;” collectively, with Turtle Beach and VTB Holdings, jointly and severally, the “Debtor”) and SG VTB HOLDINGS, LLC (the “LENDER”).
WHEREAS, the Debtor had previously entered into that certain Third Lien Security Agreement, dated as of November 16, 2015 (the “Agreement”); and

WHEREAS, the Lender and the Debtor desire to enter into certain amendments to the Agreement.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreements and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I
AMENDMENT TO THE AGREEMENT

1.01.    Amendment.

(a)    Section 2 of the Agreement is hereby replaced in its entirety with the following:

“2.    OBLIGATIONS SECURED. The obligations secured hereby are the payment and performance of all obligations of Debtor under the Guaranty entered into by VTB Holdings and VTB, dated November 16, 2015, as amended October 31, 2016 (the “Guaranty”), the Subordinated Promissory Note, dated November 16, 2015 (the “Note”) from Turtle Beach to the Lender including all principal and interest thereon and the Subordinated Promissory Note, dated October 31, 2016 (the “Additional Note” and together with the Note, the “Notes”) from Turtle Beach to the Lender including all principal and interest thereon (collectively, the “Indebtedness”).”

(b)    Section 7 of the Agreement is hereby replaced in its entirety with the following:

“7.    EVENTS OF DEFAULT. The occurrence of any of the “Events of Default” as such term is defined in either of the Notes shall be an “Event of Default” under this Agreement.”

(c)    Each reference to “Note” in the Agreement other than in Section 2 shall be replaced with “Notes”.

ARTICLE II
CLOSING CONDITIONS

This Amendment shall be deemed effective as of the date set forth above upon the Lender having received a copy of this Amendment duly executed by Debtor and Lender.

ARTICLE III
MISCELLANEOUS

Except as otherwise specifically modified by this Amendment, all terms and provisions of the Agreement, as modified hereby, shall remain in full force and effect and are hereby ratified and confirmed in all respects. Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Agreement, as modified hereby, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein, except as otherwise specifically provided in this Amendment. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may be executed and delivered by facsimile or electronic mail, and will have the same force and effect as manually signed originals. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first written above.

DEBTOR:

TURTLE BEACH CORPORATION, a Nevada corporation By: /s/ John T. Hanson____________ Name: John T. Hanson Title: Chief Financial Officer

VOYETRA TURTLE BEACH, INC., a Delaware corporation
By: /s/ John T. Hanson____________ Name: John T. Hanson Title: Chief Financial Officer

VTB HOLDINGS, INC., a Delaware corporation By: /s/ John T. Hanson____________ Name: John T. Hanson Title: Chief Financial Officer

ACKNOWLEDGED AND AGREED:

SG VTB HOLDINGS, LLC

By: /s/ Kenneth A. Fox_____________
Name: Kenneth A. Fox
Title: Managing Member